UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2012

WATSON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, Watson Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and Watson Pharma S.à r.l., a company incorporated in Luxembourg and wholly-owned subsidiary of the Company (the “Purchaser”), entered into the Purchase Agreement with Actavis Acquisition Debt S.à r.l., a company incorporated in Luxembourg (the “Vendor”), Nitrogen DS Limited, a company incorporated in the British Virgin Islands, Landsbanki Islands hf., a company incorporated in Iceland, ALMC Eignarhaldsfélag ehf., a company incorporated in Iceland, ALMC hf., a company incorporated in Iceland, Argon Management S.à r.l., a company incorporated in Luxembourg, Deutsche Bank AG, London Branch, a branch of a company incorporated under the laws of the Federal Republic of Germany, dated April 25, 2012 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Purchaser will acquire (i) the entire issued share capital of Actavis, Inc., Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. (collectively, the “Actavis Group”), and (ii) all the rights of the Vendor in certain indebtedness of the Actavis Group. The acquisition of the Actavis Group remains subject to the satisfaction or waiver of the conditions to closing set forth in the Purchase Agreement.

In this Current Report on Form 8-K, the Company is incorporating by reference certain historical and pro forma financial information relating to the acquisition of the Actavis Group.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l.

The combined/consolidated financial statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. as of December 31, 2011, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2011 and the combined condensed interim financial statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. as of June 30, 2012 and 2011 and for each of the six month interim periods in the two year period ended June 30, 2012 are incorporated by reference in Exhibit 99.1 hereto and herein.

(b)	Pro Forma Financial Statements

The unaudited pro forma condensed combined balance sheet of Watson Pharmaceuticals, Inc., as of June 30, 2012, and the unaudited pro forma combined statements of operations of Watson Pharmaceuticals, Inc., for the six months ended June 30, 2012 and for and as of the year ended December 31, 2011 are incorporated by reference in Exhibit 99.2 hereto and herein.

(d)	Exhibits:

23.1	Consent of KPMG ehf., independent auditors.

99.1	Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. — Audited Combined/Consolidated Financial Statements and Unaudited Combined Condensed Interim Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

99.2	Watson Pharmaceuticals, Inc. — Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer – Global

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG ehf., independent auditors.

99.1	Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. — Audited Combined/Consolidated Financial Statements and Unaudited Combined Condensed Interim Financial Statements (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).

99.2	Watson Pharmaceuticals, Inc. — Unaudited Pro Forma Combined Financial Information (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3 (File No. 333-184122), filed on September 27, 2012).